UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 FEBRUARY 14, 2003
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                               CLAYTON HOMES, INC.
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             (Exact name of registrant as specified in its charter)


      DELAWARE               1-8824              62-1671360
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(State or other       (Commission  File         (IRS  Employer
 jurisdiction          Number)                   Identification No.)
 of incorporation)


5000  Clayton  Road
Maryville, Tennessee                                                37804
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(Address of principal executive offices)                          (Zip Code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (865) 380-3000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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

ITEM  5.  OTHER  EVENTS

On February 14, 2003, the Company filed a press release reporting preliminary operating results for the month of January 2003. A copy of the press release is attached as Exhibit 99.1.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

99.1 Press Release dated February 14, 2003 reporting preliminary operating results for the month of January 2003.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLAYTON  HOMES,  INC.
                              ---------------------
                              (Registrant)


Date:          February 14,  2003     /s/  Kevin T. Clayton
               ------------------     -----------------------
                                           Kevin T. Clayton
                                           Chief Executive Officer and President
                                           (Principal Executive Officer)



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION                                         PAGE
----------------------------------------------------------------------
99.1        Press  Release  dated  February 14,  2003             5

                                                       EXHIBIT  99-1

NEWS RELEASE

FOR IMMEDIATE RELEASE
-----------------------
FEBRUARY 14,  2003                         CONTACT:     INVESTOR RELATIONS
                                           PHONE:       865-380-3206
                                           FAX:         865-380-3784

                  CLAYTON HOMES INC.  ANNOUNCES JANUARY RESULTS

KNOXVILLE, TENN. - Clayton Homes, Inc. (NYSE:CMH), a leading national manufactured housing company, today announced preliminary operating results for the month of January 2003.

                                                            % Change From
                                              $in thousands  January 2002
                                              -------------  -------------
Retail
   New and Used Sales Dollars                     $41,200            12%

Manufacturing:
   Total Deliveries                               $35,900           -24%

Communities
   Total Revenues                                 $ 7,600            30%

Vanderbilt:
   Originations from Retail and Communities:      $49,700            -2%


Clayton Homes, Inc. is a vertically integrated manufactured Housing company with 20 manufacturing plants, 290 Company owned stores, 622 independent retailers, 84 manufactured housing communities, and financial services operations that provide mortgage services for 165,000 customers and insurance protection for 100,000 families.

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